LETTER TO SHAREHOLDERS                                       January 18, 1996
-----------------------------------------------------------------------------
I am pleased to report to you on the progress of your investments during 1995, which was the fifth year of the Brundage, Story and Rose Investment Trust.

REVIEW OF WORLD ECONOMIES
AND THE U.S. FINANCIAL MARKETS

During the first half of the Trust's fiscal year, which ended November 30, 1995, U.S. economic growth slowed noticeably; the second calendar quarter experienced only nominal growth. However, the third quarter rebounded sharply, while the fourth quarter slowed once again. Europe experienced a reasonable level of economic growth, but restrictive policies in Germany bolstered the relative value of the Deutsche Mark which, in turn, forced other European governments to exercise monetary restraint to defend their currencies. The upshot was economic stagnation in much of Europe. Despite a recent modest reduction in German interest rates, the European outlook for 1996 remains rather dull. In Central and South America, problems in Mexico following the December 1994 Peso devaluation cast a pallor over the whole region. During the second half of 1995, a few bright spots in countries such as Brazil, Chile and Peru were beginning to emerge, while in Mexico and others such as Venezuela and Argentina problems still dominated the economic scene. Asia, excluding Japan, continued robust, and the strong Japanese stock market during the second half of the year may point to better times ahead despite continuing financial asset deflation.

Turning again to the U.S. economy, capital spending continued strong, thanks in part to very strong corporate earnings. However, this was offset by continuing weak consumer spending in the face of high installment debt. In fact, just about the only area of the retail sector which experienced high growth was, as in 1994, consumer electronics and, in particular, personal computers.

After suffering a severe one-year decline in 1994, the bond market reversed and posted an exceedingly strong return in 1995. Low inflation and a modest amount of easing by the Federal Reserve in conjunction with substantial inflows of foreign capital and a number of other factors all combined to make 1995 a banner year. There is often a positive correlation between the bond and equity markets, and 1995 was no exception. The conjunction of low inflation, strong corporate earnings and a strong bond market helped common stock prices to chalk up one of their strongest gains in many years. However, during the fourth quarter the budget impasse began to take a toll on investor enthusiasm. In particular, the technology area, which had enjoyed speculative excesses approaching manic proportions, began to show signs of stress.

As we look into 1996, the continuing stalemate in Washington poses a high level of uncertainty which may damage investor confidence in both bonds and equities. We feel that both markets have factored into their valuations the assumption that a significant deficit reduction agreement will be reached soon and will be followed by more aggressive lowering of short term interest rates by the Federal Reserve. Although the economic outlook remains positive, with slowing but still satisfactory growth and a flattening in corporate profits, the battle between the legislative and executive branches of the government is at center stage, and if it is not resolved in the near future, the impasse may pose problems for investors during 1996.

BRUNDAGE, STORY AND ROSE
GROWTH & INCOME FUND

For the fiscal year ended November 30, 1995, the Brundage, Story and Rose Growth & Income Fund generated a return of 26.1%, a substantial improvement from the modest returns of 1994 when the market as a whole was very weak. Relative to the overall market, strong performance in the second half of the year did not make up for the defensive posture that the Fund employed so successfully in 1994, and investment results of 26.1% lagged the 37.0% return of the S&P 500, though still ahead of the 24.9% return of the Lipper All Equity Funds Average.

Looking back, cyclical issues came under pressure as growth in the economy slowed to a standstill in the first half of the year, while conversely, a frenzy of mergers and speculation in the banking industry and lower interest rates drove regional banks and financial service companies to almost unprecedented gains. Meanwhile, technology oriented companies showed both sides of their volatile nature, first racking up substantial gains through the third quarter, and then, through year-end and into early 1996, retracing the lion's share of their advance.

Looking forward, we are unlikely to see gains in the market in 1996 that match the strong performance of 1995. Indeed, with slowing corporate profit growth and a mediocre economy, we expect that rewards earned in the market this year will be hard-fought. Given this outlook, we have de-emphasized the more cyclical areas of the market while building up holdings in less cyclical growth oriented companies. Regarding the technology area, we think these companies are most attractive when near term fears blind investors to the long term creation of value. Accordingly, we would expect to rebuild investments in these areas where profits were taken at the end of last year. In all, we remain cautiously optimistic regarding the equity market and have redoubled our emphasis on quality long term investments.

BRUNDAGE, STORY AND ROSE
SHORT/INTERMEDIATE TERM
FIXED-INCOME FUND

In our letter last year, we indicated there were good reasons to invest in the Fixed Income Fund given the relatively high level of interest rates. Interest rates on 3 year and 5 year maturity Treasury obligations were 7.61% and 7.79%, respectively.

During the ensuing 12 months of fiscal 1995, these rates dropped to 5.40% and 5.52%, producing significant price gains on bonds held in the portfolio on top of interest income collected. The total rate of return of the Fund, including both the price change and interest income components of investment return was 14.84% during the period. This was a very attractive absolute return and compared favorably with market returns. For example, the Lehman Brothers Intermediate Government/Corporate Bond Index (which has the same duration as the Fund and includes a large number of corporate and government bonds) produced a total return of 14.51% while the Merrill Lynch 3-Year Treasury Index produced a total return of 13.02% during the period.

The Fund's good results were due in part to good individual issue selection as well as to exposure to the corporate and mortgage-backed sectors. Corporate bonds of 3-5 year maturities produced returns better than 3-5 year Treasuries. The mortgage-backed issues in our portfolio, on average, also outperformed the 3-5 year Treasury Index.

We believe that the Fund continues to offer extremely good value, particularly versus money market (very short maturity) alternatives. The yield on money market funds versus longer maturity bonds is narrow by historical standards but we believe it will become wider as money market yields fall relative to the yield on the Fund.

SUMMARY

As you will infer from the foregoing discussion, we will not be surprised if 1996 is a challenging year for generating high absolute returns. However, we feel that both Funds are very well structured to generate good relative returns during 1996, and we continue to find attractive opportunities in both the bond and stock markets.

Sincerely yours,

/S/ Malcolm D. Clarke, Jr.
Malcolm D. Clarke, Jr.
President

Comparison of Change in Value of $10,000 Investment in the Brundage, Story and
Rose Growth & Income Fund and the Standard & Poor's 500 Index

Brundage, Story and Rose Growth & Income Fund
Average Annual Total Returns
1 Year 26.08%
Since Inception* 11.78%

*The public offering of shares commenced on January 2, 1991.

BSR GROWTH & INCOME FUND CHART
BSR GROWTH & INCOME FUND

STANDARD & POOR'S 500 INDEX:                     BSR GROWTH & INCOME FUND:

QTRLY                                            QTRLY
DATE          RETURN   BALANCE                   DATE         RETURN   BALANCE
01/01/91               10,000                    01/01/91               10,000
03/31/91      14.53%   11,453                    03/31/91     11.00%    11,100
06/30/91      -0.23%   11,427                    06/30/91     -3.28%    10,736
09/30/91       5.35%   12,038                    09/30/91      5.07%    11,280
12/31/91       8.38%   13,047                    12/31/91      8.80%    12,273
03/31/92      -2.53%   12,717                    03/31/92     -3.12%    11,890
06/30/92       1.90%   12,958                    06/30/92     -0.74%    11,802
09/30/92       3.15%   13,367                    09/30/92      4.82%    12,371
12/31/92       5.03%   14,039                    12/31/92      1.69%    12,579
03/31/93       4.36%   14,651                    03/31/93      2.35%    12,875
06/30/93       0.48%   14,721                    06/30/93      0.25%    12,907
09/30/93       2.58%   15,101                    09/30/93      3.70%    13,385
12/31/93       2.32%   15,452                    12/31/93      3.63%    13,870
03/31/94      -3.79%   14,866                    03/31/94     -5.21%    13,148
06/30/94       0.42%   14,928                    06/30/94      0.06%    13,156
09/30/94       4.88%   15,657                    09/30/94      7.20%    14,103
12/31/94      -0.02%   15,654                    12/31/94     -2.18%    13,795
03/31/95       9.74%   17,178                    03/31/95      7.22%    14,791
06/30/95       9.55%   18,818                    06/30/95      5.08%    15,543
09/30/95       7.95%   20,314                    09/30/95      8.57%    16,875
11/30/95       4.02%   21,130                    11/30/95      2.40%    17,281

Past performance is not predictive of future performance.

Comparison of Change in Value of $10,000 Investment in the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and Merrill Lynch 3-Year Treasury Index

Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund Average Annual Total Returns
1 Year 14.84%
Since Inception* 8.02%

*The public offering of shares commenced on January 2, 1991.

BSR SHORT/INTERMEDIATE TERM FUND CHART
ML 3-YEAR TREASURY INDEX:                    BSR SHORT/INTERMEDIATE TERM FUND:

QTRLY                                         QTRLY
DATE         RETURN   BALANCE                 DATE         RETURN    BALANCE
01/01/91              10,000                  01/01/91               10,000
03/31/91      2.00%   10,200                  03/31/91      1.58%    10,158
06/30/91      1.80%   10,384                  06/30/91      1.96%    10,357
09/30/91      4.44%   10,845                  09/30/91      4.89%    10,864
12/31/91      4.69%   11,353                  12/31/91      4.21%    11,322
03/31/92     -1.15%   11,223                  03/31/92     -0.72%    11,240
06/30/92      3.84%   11,654                  06/30/92      3.96%    11,685
09/30/92      4.37%   12,163                  09/30/92      3.81%    12,130
12/31/92     -0.48%   12,105                  12/31/92     -0.63%    12,054
03/31/93      3.12%   12,482                  03/31/93      3.60%    12,488
06/30/93      1.45%   12,663                  06/30/93      2.07%    12,747
09/30/93      1.69%   12,878                  09/30/93      2.04%    13,007
12/31/93      0.42%   12,931                  12/31/93      0.43%    13,063
03/31/94     -1.57%   12,728                  03/31/94     -1.64%    12,848
06/30/94     -0.53%   12,661                  06/30/94     -0.76%    12,751
09/30/94      0.78%   12,759                  09/30/94      0.60%    12,828
12/31/94     -0.19%   12,734                  12/31/94     -0.48%    12,766
03/31/95      4.22%   13,271                  03/31/95      4.70%    13,366
06/30/95      4.27%   13,837                  06/30/95      5.01%    14,036
09/30/95      1.55%   14,051                  09/30/95      1.62%    14,263
11/30/95      2.20%   14,360                  11/30/95      2.43%    14,610

Past performance is not predictive of future performance.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
                                                                     SHORT/
                                                                  INTERMEDIATE
                                                                      TERM                                  GROWTH
                                                                  FIXED-INCOME                             & INCOME
                                                                      FUND                                   FUND
ASSETS
Investments in securities:
   At amortized cost (original cost $33,574,046 and
   $18,390,519, respectively)                                        $33,548,518                          $18,390,519
                                                                    ============                          ===========


   At market value (Note 1)                                          $34,234,636                          $23,328,600
Investments in repurchase agreements (Note 1)                            760,000                            1,210,000
Cash                                                                         281                                  258
Receivable for capital shares sold                                         5,188                               15,851
Interest and principal paydowns receivable                               370,635                                  188
Dividends receivable                                                          --                               37,625
Organization expenses, net (Note 1)                                          391                                  391
Other assets                                                               2,044                                1,159
                                                                    ------------                          -----------

   TOTAL ASSETS                                                       35,373,175                           24,594,072
                                                                    ------------                          -----------

LIABILITIES
Payable for capital shares redeemed                                       41,367                               46,809
Dividends payable                                                         24,508                                  --
Payable for securities purchased                                              --                              290,805
Payable to affiliates (Note 3)                                            23,841                               46,354
Other accrued expenses and liabilities                                    11,950                               19,552
                                                                    ------------                          -----------

   TOTAL LIABILITIES                                                     101,666                              403,520
                                                                    ------------                          -----------

NET ASSETS                                                           $35,271,509                          $24,190,552
                                                                    ============                          ===========


Net assets consist of:
Capital shares                                                       $35,098,614                          $18,093,024
Accumulated net realized gains (losses)
     from security transactions                                       ( 513,223)                            1,134,441
Undistributed net investment income                                           --                               25,006
Net unrealized appreciation on investments                               686,118                            4,938,081
                                                                    ------------                          -----------

Net assets                                                           $35,271,509                          $24,190,552
                                                                    ============                          ===========


Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 4)                        3,288,115                            1,621,993
                                                                    ============                          ===========


Net asset value, offering and redemption price per share (Note 1)   $      10.73                          $     14.91
                                                                    ============                          ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995
                                                                        SHORT/
                                                                    INTERMEDIATE
                                                                         TERM                                GROWTH
                                                                    FIXED-INCOME                            & INCOME
                                                                         FUND                                 FUND
INVESTMENT INCOME
   Interest                                                          $ 2,370,970                          $    14,004
   Dividends                                                                  --                              405,594
                                                                    ------------                          -----------

     TOTAL INVESTMENT INCOME                                           2,370,970                              419,598
                                                                    ------------                          -----------

EXPENSES
   Investment advisory fees (Note 3)                                     174,030                              138,193
   Administrative services fees (Note 3)                                  69,563                               42,514
   Accounting services fees (Note 3)                                      44,300                               40,700
   Professional fees                                                      19,513                               19,513
   Trustees' fees and expenses                                            13,255                               13,255
   Shareholder service and transfer agent fees (Note 3)                   12,500                               12,500
   Insurance expense                                                      14,424                                7,814
   Registration fees                                                       6,994                                7,669
   Postage and supplies                                                    6,601                                3,798
   Reports to shareholders                                                 4,753                                4,848
   Amortization of organization expenses (Note 1)                          4,688                                4,688
   Custodian fees                                                          4,008                                4,333
   Distribution expenses (Note 3)                                          2,509                                1,484
   Other expenses                                                          3,415                                6,642
                                                                    ------------                          -----------

     TOTAL EXPENSES                                                      380,553                              307,951
   Fees waived by the Adviser (Note 3)                                ( 171,125)                                   --
                                                                    ------------                          -----------

     NET EXPENSES                                                        209,428                              307,951
                                                                    ------------                         -----------

NET INVESTMENT INCOME                                                  2,161,542                              111,647
                                                                    ------------                         -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                         109,142                            1,134,441
   Net change in unrealized appreciation/depreciation
   on investments                                                      2,531,772                            3,708,141
                                                                    ------------                          -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       2,640,914                            4,842,582
                                                                    ------------                          -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $  4,802,456                         $  4,954,229
                                                                    ============                          ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 1995 AND 1994

                                                                SHORT/INTERMEDIATE TERM
                                                                   FIXED-INCOME FUND                    GROWTH & INCOME FUND

                                                                    YEAR              YEAR                YEAR           YEAR
                                                                   ENDED             ENDED               ENDED          ENDED
                                                            NOVEMBER 30,      NOVEMBER 30,        NOVEMBER 30,   NOVEMBER 30,
                                                                    1995              1994                1995           1994
 FROM OPERATIONS:
   Net investment income                                    $  2,161,542       $ 2,356,183          $  111,647    $    99,764
   Net realized gains (losses) from security
     transactions                                                109,142         (622,365)           1,134,441        835,887
   Net change in unrealized appreciation/depreciation
     on investments                                            2,531,772       (2,673,507)           3,708,141     ( 623,718)
                                                             -----------       -----------         -----------    -----------

Net increase (decrease) in net assets from operations          4,802,456         (939,689)           4,954,229        311,933
                                                             -----------       -----------         -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                (2,161,542)      (2,356,183)            ( 97,033)      ( 95,266)
   From net realized gains from security transactions              --           (143,558)           ( 835,887)     ( 571,879)
                                                             -----------       -----------         -----------    -----------

Decrease in net assets from distributions to
   shareholders                                              (2,161,542)      ( 2,499,741)          ( 932,920)     ( 667,145)
                                                             -----------       -----------         -----------    -----------

FROM CAPITAL SHARE TRANSACTIONS (Note 4):
   Proceeds from shares sold                                   5,618,482        13,646,655           3,006,767      2,567,254
   Net asset value of shares issued in reinvestment of
     distributions to shareholders                             1,847,043         1,976,411             920,285        654,877
   Payments for shares redeemed                              10,224,592)      (20,065,740)        ( 2,578,708)    (3,196,222)
                                                             -----------      ------------         -----------    -----------

Net increase (decrease) in net assets
   from capital share transactions                           (2,759,067)       (4,442,674)           1,348,344         25,909
                                                             -----------       -----------         -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS                         ( 118,153)       (7,882,104)           5,369,653     ( 329,303)

NET ASSETS:
   Beginning of year                                          35,389,662        43,271,766          18,820,899     19,150,202
                                                             -----------       -----------         -----------    -----------
   End of year                                               $35,271,509       $35,389,662         $24,190,552    $18,820,899
                                                             ===========       ===========         ===========    ===========


UNDISTRIBUTED NET INVESTMENT INCOME                          $        --       $        --         $    25,006    $    10,392
                                                             ===========       ===========         ===========    ===========


See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                                          FROM DATE OF
                                                                                                       PUBLIC OFFERING
                                                     YEAR           YEAR           YEAR           YEAR  (JAN. 2, 1991)
                                                    ENDED          ENDED          ENDED          ENDED         THROUGH
                                                 NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,        NOV. 30,
                                                     1995           1994           1993           1992            1991
NET ASSET VALUE AT BEGINNING OF PERIOD            $  9.94        $ 10.77        $ 10.49        $ 10.43         $ 10.00
                                                  -------        -------        -------        -------         -------

Income from investment operations:
   Net investment income                             0.64           0.59           0.64           0.69            0.62
   Net realized and unrealized
     gains (losses) on investments                   0.79        ( 0.79)           0.28           0.06            0.43
                                                  -------        -------        -------        -------         -------
Total from investment operations                     1.43        ( 0.20)           0.92           0.75            1.05
                                                  -------        -------        -------        -------         -------

Less distributions:
   Dividends from net investment income           ( 0.64)        ( 0.59)        ( 0.64)        ( 0.69)         ( 0.62)
   Distributions from net realized gains               --        ( 0.04)             --             --              --
                                                  -------        -------        -------        -------         -------
Total distributions                               ( 0.64)        ( 0.63)        ( 0.64)        ( 0.69)         ( 0.62)
                                                  -------        -------        -------        -------         -------

Net asset value at end of period                  $ 10.73        $  9.94        $ 10.77        $ 10.49         $ 10.43
                                                  =======        =======        =======        =======         =======

Total return                                       14.84%       ( 1.98%)          9.00%          7.38%         11.87%(B)
                                                  =======        =======        =======        =======         =======

Net assets at end of period (000's)               $35,272        $35,390        $43,272        $32,025         $12,871
                                                  =======        =======        =======        =======         =======

Ratio of expenses to average net assets(A)          0.60%          0.50%          0.50%          0.50%          0.50%(B)

Ratio of net investment income to average
   net assets                                       6.21%          5.67%          5.95%          6.50%          7.05%(B)

Portfolio turnover rate                               39%            57%            29%            24%            12%(B)

(A)Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.09%, 1.06%, 1.11%, 1.30% and 2.54%(B) for the periods ended November 30, 1995, 1994, 1993, 1992 and 1991, respectively (Note 3).

(B)Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                                        FROM DATE OF
                                                                                                      PUBLIC OFFERING
                                                     YEAR           YEAR           YEAR          YEAR  (JAN. 2, 1991)
                                                    ENDED          ENDED          ENDED          ENDED        THROUGH
                                                 NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                     1995           1994           1993           1992           1991
NET ASSET VALUE AT BEGINNING OF PERIOD            $ 12.43        $ 12.70        $ 12.26        $ 10.85        $ 10.00
                                                  -------        -------        -------        -------        -------

Income from investment operations:
   Net investment income                             0.07           0.06           0.09           0.12           0.15
   Net realized and unrealized gains on
     investments                                     3.02           0.11           0.76           1.40           0.92
                                                  -------        -------        -------        -------        -------

Total from investment operations                     3.09           0.17           0.85           1.52           1.07
                                                  -------        -------        -------        -------        -------

Less distributions:
   Dividends from net investment income           ( 0.06)        ( 0.06)        ( 0.10)        ( 0.11)        ( 0.15)
   Distributions from net realized gains          ( 0.55)        ( 0.38)        ( 0.31)             --        ( 0.07)
                                                  -------        -------        -------        -------        -------

Total distributions                               ( 0.61)        ( 0.44)        ( 0.41)        ( 0.11)        ( 0.22)
                                                  -------        -------        -------        -------        -------

Net asset value at end of period                  $ 14.91        $ 12.43        $ 12.70        $ 12.26        $ 10.85
                                                  =======        =======        =======        =======        =======

Total return                                       26.08%          1.35%          6.83%         14.39%         11.64%(B)
                                                  =======        =======        =======        =======        =======

Net assets at end of period (000's)               $24,191        $18,821        $19,150        $15,081        $ 9,103
                                                  =======        =======        =======        =======        =======

Ratio of expenses to average net assets(A)          1.45%          1.50%          1.50%          1.50%          1.48%(B)

Ratio of net investment income to average
   net assets                                       0.52%          0.51%          0.74%          1.05%          1.51%(B)

Portfolio turnover rate                               42%            44%            45%            44%            37%(B)

(A)Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.58%, 1.78% and 2.35%(B) for the periods ended November 30, 1993, 1992 and 1991, respectively.

(B)Annualized.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
            PAR                                                                                                             MARKET
          VALUE     INVESTMENT SECURITIES -- 97.1%                                              RATE       MATURITY          VALUE
                    U.S. TREASURY OBLIGATIONS -- 14.9%
$     1,000,000     U.S. Treasury Notes                                                       6.750%        5/31/97     $1,019,062
      1,000,000     U.S. Treasury Notes                                                        6.250        2/15/03      1,030,937
      1,000,000     U.S. Treasury Notes                                                        5.750        8/15/03      1,000,625
      1,000,000     U.S. Treasury Notes                                                        7.250        5/15/04      1,097,187
      1,000,000     U.S. Treasury Notes                                                        7.250        8/15/04      1,098,750
     ----------                                                                                                         ----------
$     5,000,000     TOTAL U.S. TREASURY OBLIGATIONS                                                                     $5,246,561
     ----------                                                                                                         ----------
                    (Amortized Cost $5,109,685)

                    U.S. GOVERNMENT AGENCY SECURITIES -- 2.9%
$     1,000,000     Federal Home Loan Bank Notes (Amortized Cost $970,156)                    6.100%       3/22/99$      1,006,721


                    U.S. GOVERNMENT AGENCY
                    MORTGAGE-BACKED SECURITIES -- 46.0%
$       253,672     Federal Home Loan Mortgage Corp. GOLD #M-13854                            7.500%       5/01/97$        257,353
        614,158     Federal Home Loan Mortgage Corp. GOLD #M-14868                             7.500        8/01/97        623,069
        342,369     Federal Home Loan Mortgage Corp. GOLD #N-90875                             7.500        2/01/99        349,801
         18,089     Government National Mortgage Assoc. #114468                                9.500        7/15/99         18,890
        858,960     Federal Home Loan Mortgage Corp. GOLD #G-50274                             7.500        6/01/00        880,761
         21,360     Federal Home Loan Mortgage Corp. GNOME #200068                             8.000        3/01/02         21,922
         80,495     Federal National Mortgage Assoc. DWARF #51935                              8.000        4/01/02         83,080
        400,272     Federal Home Loan Mortgage Corp. REMIC #1219-E                             6.500        3/15/03        400,248
        113,537     Federal Home Loan Mortgage Corp. REMIC #1034-E                             8.400        1/15/05        115,008
      1,000,000     Federal National Mortgage Assoc. REMIC #93-52E                             6.000        4/25/05      1,001,790
         82,116     Federal Home Loan Mortgage Corp. #140094                                   7.500        5/01/05         82,606
        500,000     Federal Home Loan Mortgage Corp. REMIC #1404-D                             6.800        1/15/06        514,350
        112,642     Federal National Mortgage Assoc. DWARF #50480                              8.000        9/01/06        116,328
        700,000     Federal National Mortgage Assoc. REMIC #92-24H                             7.500       11/25/06        723,723
        805,952     Government National Mortgage Assoc. #362109                                9.000        9/15/08        852,802
        500,000     Federal Home Loan Mortgage Corp. REMIC #1348-PD                            6.250        6/15/11        498,950
      1,000,000     Federal National Mortgage Assoc. REMIC #93-4D                              6.750       11/25/13      1,006,450
      1,500,000     Federal Home Loan Mortgage Corp. REMIC #1523-PE                            6.000       10/15/15      1,499,940
      1,000,000     Federal National Mortgage Assoc. REMIC #93-20PE                            5.900        5/25/16        995,590
      1,000,000     Federal Home Loan Mortgage Corp. REMIC #1522-C                             6.000        8/15/16        999,940
        131,070     Federal National Mortgage Assoc. REMIC #89-60C                             8.900        2/25/17        131,331
      1,000,000     Federal National Mortgage Assoc. REMIC #94-29PE                            6.000        5/25/18        996,550
      1,000,000     Federal National Mortgage Assoc. REMIC #93-223PD                           5.650        7/25/19        985,110
         27,012     Government National Mortgage Assoc. #285639                                9.000        2/15/20         28,566
      1,000,000     Federal Home Loan Mortgage Corp. REMIC #1699-C                             6.200        2/15/24      1,005,680
      1,007,006     Federal National Mortgage Assoc. #250322                                   7.500        7/01/25      1,024,628
        996,428     Government National Mortgage Assoc. #410063                                7.500        7/15/25      1,017,283
     ----------                                                                                                         ----------
$    16,065,138     TOTAL U.S. GOVERNMENT AGENCY
     ----------
                    MORTGAGE-BACKED SECURITIES                                                                    $     16,231,749
                                                                                                                        ----------
                    (Amortized Cost $16,130,341)

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND (CONT'D)
            PAR                                                                                                             MARKET
          VALUE     INVESTMENT SECURITIES -- 97.1%                                              RATE       MATURITY          VALUE
                    OTHER MORTGAGE-BACKED SECURITIES -- 5.4%

$       875,702     Advanta Home Equity Loan Trust #92-1A                                     7.875%       9/25/08$        907,227
      1,000,000     CMC Securities Corp. III #94-B                                             6.000        2/25/09        992,200


$     1,875,702     TOTAL OTHER MORTGAGE-BACKED SECURITIES
$     1,899,427

                    (Amortized Cost $1,875,398)

                    ASSET-BACKED SECURITIES -- 6.3%
$       200,000     Standard Credit Card Master Trust #1991-1A                                8.500%       6/07/96$        202,892
        400,000     MBNA Credit Card Master Trust #1991-1A                                     7.750       10/15/98        406,432
        541,791     Nissan Auto Receivables Trust #1994-A                                      6.450        9/15/99        545,746
      1,000,000     Circuit City Credit Card Master Trust #1994-2A                             8.000       11/15/99      1,072,980
     ----------                                                                                                         ----------
$     2,141,791     TOTAL ASSET-BACKED SECURITIES                                                                       $2,228,050
     ----------                                                                                                         ----------
                    (Amortized Cost $2,138,181)

                    CORPORATE BONDS -- 18.6%
$       700,000     General Motors Acceptance Corp. Medium Term Notes                         7.600%        1/09/97       $713,272
        200,000     Sears Roebuck & Co. Medium Term Notes                                      7.440        1/15/97         203,61
        100,000     Champion International, Inc.                                               9.800        2/01/98        107,712
      1,000,000     Smith Barney                                                               5.500        1/15/99        985,998
      1,000,000     Salomon Brothers                                                           7.250        1/15/00      1,015,904
      1,000,000     Paine Webber, Inc.                                                         7.000        3/01/00      1,016,901
        700,000     Progressive Corp.                                                         10.000       12/15/00        814,594
        500,000     Paine Webber, Inc.                                                         9.250       12/15/01        562,295
      1,000,000     Quebec Province                                                            8.800        4/15/03      1,134,290
     ----------                                                                                                         ----------

$     6,200,000     TOTAL CORPORATE BONDS (Amortized Cost $6,323,626)                                                   $6,554,578
     ----------                                                                                                         ----------

                    MUNICIPAL BONDS -- 3.0%
$     1,000,000     Los Angeles Co., CA, Taxable Pension Obligation Bond                      8.300%        6/30/02     $1,067,550
     ----------                                                                                                         ----------
                    (Amortized Cost $1,001,131)

$    33,282,631     TOTAL INVESTMENTS AT VALUE -- 97.1%
    ===========
                    (Amortized Cost $33,548,518)                                                                       $34,234,636
                                                                                                                       -----------

           Face                                                                               Market
         Amount                                                                                Value
                    REPURCHASE AGREEMENTS(1) -- 2.1%
$       760,000     Fifth Third Bank, 5.60%, dated 11/30/95, due 12/01/95,
        -------          repurchase proceeds $760,118                                    $   760,000
                                                                                         -----------
$       760,000     TOTAL REPURCHASE AGREEMENTS                                              760,000
        =======                                                                          -----------

                    TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE -- 99.2%        $34,994,636
                    OTHER ASSETS AND LIABILITIES, NET -- 0.8%                                276,873
                                                                                         -----------

                    NET ASSETS -- 100.0%                                                 $35,271,509
                                                                                         ===========

(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

DWARF - A 15 year mortgage pool issued by FNMA.
REMIC - Real Estate Mortgage Investment Conduit.
GNOME - A 15 year mortgage pool issued by FHLMC.
GOLD - A 30 year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
                                                                                      MARKET
INVESTMENTS IN COMMON STOCK -- 96.4%                         SHARES                    VALUE
FINANCIAL AND INSURANCE -- 10.4%
American Express Co.                                         10,500            $     446,250
American International Group, Inc.                            5,750                  516,063
Federal National Mortgage Assoc.                              5,000                  547,500
General Re Corp.                                              3,000                  448,875
J.P. Morgan & Company, Inc.                                   7,000                  549,500
                                                                                 -----------
                                                                               $   2,508,188
                                                                                 -----------
ENERGY AND RESOURCES -- 10.3%
Apache Corp.                                                 10,000            $     266,250
Mobil Corp.                                                   5,000                  521,875
Noble Affiliates, Inc.                                       20,000                  542,500
Pandhandle Eastern Corp.                                     18,000                  510,750
Royal Dutch Petroleum Co.                                     5,000                  641,875
                                                                                 -----------
                                                                               $   2,483,250
                                                                                 -----------
INDUSTRIAL -- 9.6%
Illinois Tool Works, Inc.                                     7,100            $     449,962
Ingersoll-Rand Co.                                            9,000                  345,375
Thermo Electron Corp.*                                       18,000                  891,000
Watts Industries, Inc. Class A                                6,000                  123,000
York International Corp.                                     11,500                  514,625
                                                                                 -----------
                                                                               $   2,323,962
                                                                                 -----------
HEALTH CARE -- 8.4%
Abbot Laboratories                                           17,500            $     710,937
Mallinckrodt Group, Inc.                                      7,000                  238,875
Merck & Co., Inc.                                             8,000                  495,000
U.S. Healthcare, Inc.                                        13,000                  591,500
                                                                                 -----------
                                                                               $   2,036,312
                                                                                 -----------
ELECTRICAL EQUIPMENT -- 6.9%
AMP, Inc.                                                     8,000            $     321,000
General Electric Co.                                          9,000                  605,250
Molex, Inc. Class A                                          18,812                  587,875
Thomas & Betts Corp.                                          2,000                  146,750
                                                                                 -----------
                                                                               $   1,660,875
                                                                                 -----------
TELECOMMUNICATIONS -- 6.1%
Cabletron Systems, Inc.*                                      7,000            $     581,000
ECI Telecommunications, Ltd.                                 18,500                  393,125
Newbridge Networks Corp.*                                    12,100                  515,763
                                                                                 -----------
                                                                               $   1,489,888
                                                                                 -----------

GROWTH & INCOME FUND (CONT'D)
                                                                                      MARKET
INVESTMENTS IN COMMON STOCK -- 96.4%                         SHARES                    VALUE
BASIC AND SPECIALTY CHEMICALS -- 5.7%
Avery-Dennison Corp.                                          8,000            $     381,000
Great Lakes Chemical Corp.                                    8,500                  604,563
Nalco Chemical Co.                                            6,000                  183,750
Schulman (A.), Inc.                                          11,000                  207,625
                                                                                 -----------
                                                                               $   1,376,938
                                                                                 -----------
MISCELLANEOUS -- 5.0%
Airtouch Communications, Inc.*                               24,800            $     722,300
Minnesota Mining & Manufacturing Co.                          7,500                  491,250
                                                                                 -----------
                                                                               $   1,213,550
                                                                                 -----------
HOUSEHOLD PRODUCTS -- 4.3%
Gillette Co.                                                  7,000            $     363,125
International Flavors & Fragrances, Inc.                      7,500                  383,437
Rubbermaid, Inc.                                             10,500                  288,750
                                                                                 -----------
                                                                               $   1,035,312
                                                                                 -----------
UTILITIES-TELEPHONE -- 4.2%
BellSouth Corp.                                               6,600            $     256,575
GTE Corp.                                                    18,000                  767,250
                                                                                 -----------
                                                                               $   1,023,825
                                                                                 -----------
RETAILING -- 3.8%
Bed Bath & Beyond, Inc.*                                     10,000            $     328,750
Price/Costco, Inc.*                                          18,000                  299,250
Toys R Us, Inc.*                                             13,000                  302,250
                                                                                 -----------
                                                                               $     930,250

COMPUTER SYSTEMS AND SOFTWARE -- 3.1%
Adobe Systems, Inc.                                           6,000            $     405,750
Sequent Computer Systems, Inc.*                              21,500                  341,312
                                                                                 -----------
                                                                               $     747,062
                                                                                 -----------
FOOD AND BEVERAGES -- 3.0%
PepsiCo, Inc.                                                 9,000            $     497,250
Sysco Corp.                                                   7,500                  229,688
                                                                                 -----------
                                                                               $     726,938
                                                                                 -----------
ELECTRONICS -- 2.8%
Motorola, Inc.                                               11,000            $     673,750
                                                                                 -----------

PAPER AND FOREST PRODUCTS -- 2.7%
Union Camp Corp.                                              6,000            $     294,750
Willamette Industries, Inc.                                   6,000                  363,000


                                                                               $     657,750
                                                                                 -----------
LEISURE TIME -- 2.4%
Viacom, Inc. Class B*                                        12,000            $     579,000
                                                                                 -----------

CONTAINERS -- 1.6%
Sonoco Products Co.                                          16,000            $     400,000
                                                                                 -----------

GROWTH & INCOME FUND (CONT'D)
                                                                                      MARKET
INVESTMENTS IN COMMON STOCK -- 96.4%                         SHARES                    VALUE
UTILITIES-ELECTRIC -- 1.6%
Montana Power Co.                                            17,000            $     386,750
                                                                                 -----------
AEROSPACE/DEFENSE -- 1.5%
Boeing Co.                                                    5,000            $     364,375
                                                                                 -----------
MEDIA -- 1.1%
Donnelley (R.R.) & Sons Co.                                   7,000            $     268,625
                                                                                 -----------
TRUCKING AND LEASING -- 1.0%
Landstar System, Inc.*                                        9,000            $     231,750
                                                                                 -----------
STEEL -- 0.9%
LTV Corp.*                                                   14,500            $     210,250
                                                                                 -----------

TOTAL COMMON STOCK -- 96.4% (Cost $18,390,519)                                 $  23,328,600
                                                                                 -----------
                                                               FACE                   MARKET
REPURCHASE AGREEMENTS(1) -- 5.0%                             AMOUNT                    VALUE
Fifth Third Bank, 5.60%, dated 11/30/95, due 12/01/95
   repurchase proceeds $1,210,188                     $   1,210,000            $   1,210,000
                                                        -----------              -----------
TOTAL REPURCHASE AGREEMENTS                           $   1,210,000            $   1,210,000
                                                        ===========              -----------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT
VALUE -- 101.4%                                                                $  24,538,600

OTHER ASSETS AND LIABILITIES, NET -- (1.4)%                                       ( 348,048)
                                                                                 -----------

NET ASSETS -- 100.0%                                                           $  24,190,552
                                                                                 ===========

*Non-income producing security.

(1)Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
1. SIGNIFICANT ACCOUNTING POLICIES
Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond Fund) and the Brundage, Story and Rose Growth & Income Fund (the Equity Fund), (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities may be valued at fair value as determined in good faith by the Adviser consistent with procedures established by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The Bond Fund frequently trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.


In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1995:

                                                 SHORT/
                                           INTERMEDIATE
                                                   TERM      GROWTH
                                           FIXED-INCOME    & INCOME
                                                   FUND        FUND
Gross unrealized appreciation                   784,843  $5,115,317
Gross unrealized depreciation                 ( 98,725)  ( 177,236)
                                            -----------  ----------

Net unrealized appreciation                    $686,118  $4,938,081
                                            ===========  ==========

Federal income tax cost                     $33,548,518 $18,390,519
                                            =========== ===========

As of November 30, 1995, the Bond Fund had a capital loss carryforward of $513,223 for federal income tax purposes, which expires on November 30, 2002. This capital loss carryforward may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,020,019 and $15,435,014, respectively, for the Bond Fund and $8,822,411 and $9,124,262, respectively, for the Equity Fund during the year ended November 30, 1995.

3.  TRANSACTIONS WITH AFFILIATES
Certain Trustees and officers of the Trust are partners of Brundage, Story and Rose (the Adviser). Certain officers of the Trust are officers of MGF Service Corp. (MGF), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and of Midwest Group Financial Services, Inc. (MGFS), the underwriter of the Funds' shares.

At November 30, 1995, the Adviser, partners of the Adviser and certain employee benefit plans of the Adviser collectively owned 13% and 35% of the shares of beneficial interest outstanding of the Bond Fund and the Equity Fund, respectively.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of .50% and .65%, respectively, of its average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $171,125 of its investment advisory fees during the year ended November 30, 1995.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Trust and MGF, MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. MGF supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a monthly fee based on each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee based on the number of shareholder accounts in each Fund. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, MGF receives a monthly fee from each Fund.

UNDERWRITING AGREEMENT
Under the terms of the Underwriting Agreement between the Trust and MGFS, MGFS serves as the exclusive underwriter of the Funds' shares.

PLAN OF DISTRIBUTION
The Trust has a plan of distribution (the Plan) under which each Fund may incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is .25% of the average daily net assets of each Fund.

4.  CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended November 30, 1995 and 1994:

                                                    SHORT/INTERMEDIATE TERM
                                                          FIXED-INCOME FUND          GROWTH & INCOME FUND

                                                        YEAR           YEAR           YEAR           YEAR
                                                       ENDED          ENDED          ENDED          ENDED
                                                NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                        1995           1994           1995           1994
Shares sold                                          540,529      1,304,715        228,968        205,874
Shares issued in reinvestment
   of distributions to shareholders                  177,844        190,946         76,457         52,894
Shares redeemed                                   ( 991,151)   ( 1,951,915)     ( 197,103)     ( 253,261)
                                                  ----------   ------------     ----------     ----------

Net increase (decrease) in shares outstanding     ( 272,778)     ( 456,254)        108,322          5,507
Shares outstanding, beginning of year              3,560,893      4,017,147      1,513,671      1,508,164
                                                  ----------   ------------     ----------     ----------

Shares outstanding, end of year                    3,288,115      3,560,893      1,621,993      1,513,671
                                                  ==========   ============     ==========     ==========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP Logo

To the Shareholders and Board of Trustees of the Brundage, Story and Rose Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Short/Intermediate Term Fixed-Income Fund and the Growth & Income Fund of the Brundage, Story and Rose Investment Trust (an Ohio business trust), including the portfolios of investments, as of November 30, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Short/Intermediate Term Fixed-Income Fund and the Growth & Income Fund of the Brundage, Story and Rose Investment Trust as of November 30, 1995, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
December 22, 1995

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST

312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202
Nationwide: (Toll Free) 800-543-8721
Cincinnati: 629-2000

BOARD OF TRUSTEES

Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER

Brundage, Story and Rose
One Broadway
New York, New York 10004

UNDERWRITER

Midwest Group Financial
Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

TRANSFER AGENT

MGF Service Corp.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES

Nationwide: (Toll Free) 800-320-2212
Cincinnati: 629-2070

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST

Annual Report
November 30, 1995

Short/Intermediate Term
Fixed-Income Fund

Growth & Income Fund

LOGO
BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST
Investment Counsel Since 1932